                        MORTGAGE LOAN PURCHASE AGREEMENT


     THIS MORTGAGE LOAN PURCHASE AGREEMENT (this "Agreement") is dated as of June 8, 2004 between CITIGROUP GLOBAL MARKETS REALTY CORP. (the "Seller") and CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC. (the "Purchaser").

     The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 2004, among the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (the "Master Servicer"), Lennar Partners, Inc., as special servicer (the "Special Servicer"), LaSalle Bank National Association, as trustee (the "Trustee") and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"). Capitalized terms used herein (including the schedules attached hereto) but not defined herein (or in such schedules) have the respective meanings set forth in the Pooling and Servicing Agreement.

     Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

     SECTION 1. Agreement to Purchase.

     The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $682,008,272 (the "CGMRC Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The CGMRC Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off Date Pool Balance") of $1,185,741,012 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place on June 24, 2004 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Aggregate Purchase Price") for the Mortgage Loans shall consist of (A) an amount equal to (i) 98.862% of the CGMRC Mortgage Loan Balance as of the Cut-off Date, plus (ii) $2,351,741, which amount represents the amount of interest accrued on the CGMRC Mortgage Loan Balance at, in the case of the portion thereof attributable to each Mortgage Loan, the related Net

Mortgage Rate for the period from and including the Cut-off Date up to but not including the Closing Date; and (B) a 100% Percentage Interest in the Class Y-I Certificates.

     The cash component of the Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

     SECTION 2. Conveyance of Mortgage Loans.

     (a) Effective as of the Closing Date, subject only to receipt of the Aggregate Purchase Price and satisfaction of the other conditions to closing that are for the benefit of the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds.

     (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

     (c) No later than the Closing Date, the Seller shall, on behalf of the Purchaser, deliver to the Trustee (with a copy to the Master Servicer and the Special Servicer), the documents and instruments specified below with respect to each Mortgage Loan (each a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the following documents:

          (i) the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of LaSalle Bank National Association, as trustee for the registered holders of Citigroup Commercial Mortgage Trust 2004-C1, Commercial Mortgage Pass-Through Certificates, Series 2004-C1 or in blank (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

          (ii) an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

          (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

          (iv) an original executed assignment, in recordable form (except for any missing recording information and, if delivered in blank, the name of the assignee), of (A) the Mortgage, (B) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (C) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle Bank National Association, as trustee for the registered holders of Citigroup Commercial Mortgage Trust 2004-C1, Commercial Mortgage Pass-Through Certificates, Series 2004-C1, or in blank;

          (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause (iv) above), in favor of LaSalle Bank National Association, as trustee for the registered holders of Citigroup Commercial Mortgage Trust 2004-C1, Commercial Mortgage Pass-Through Certificates, Series 2004-C1, or in blank;

          (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed or consolidated;

          (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

          (viii) any filed copies (bearing evidence of filing) or other evidence of filing satisfactory to the Purchaser of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement and continuation statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC Financing Statement assignment, in form suitable for filing in favor of LaSalle Bank National Association, as trustee for the registered holders of Citigroup Commercial Mortgage Trust 2004-C1, Commercial Mortgage Pass-Through Certificates, Series 2004-C1, as assignee, or in blank;

          (ix) an original or copy of (A) any Ground Lease or (B) any loan guaranty, indemnity, ground lessor estoppel or environmental insurance policy or lease enhancement policy;

          (x) any intercreditor, co-lender or similar agreement relating to permitted debt of the Mortgagor; and

          (xi) copies of any loan agreement, escrow agreement, security agreement or letter of credit relating to a Mortgage Loan.

     (d) The Seller shall take all actions reasonably necessary to permit the Trustee to fulfill its obligations pursuant to Section 2.01(d) of the Pooling and Servicing Agreement, including bearing the out-of-pocket costs and expenses of the Trustee in connection with the performance by the Trustee of its recording, filing and delivery obligations pursuant to Section 2.01(d) of the Pooling and Servicing Agreement. The Seller shall reimburse the Trustee for all reasonable costs and expenses incurred for recording any documents described in
Section 2(c)(iv)(C).

     (e) All documents and records (except draft documents, attorney-client privileged communications and internal correspondence, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations and other underwriting analysis of the Seller) relating to, and necessary for the servicing and administration of, each Mortgage Loan and in the Seller's possession that are not required to be delivered to the Trustee shall promptly be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

     (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan. Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust pursuant to written instructions from the Master Servicer.

     SECTION 3. Representations, Warranties and Covenants of Seller.

     (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

          (i) The Seller is a corporation organized and validly existing and in good standing under the laws of the State of New York and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

          (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights in general and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

          (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's certificate of incorporation or bylaws,
     (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound;

          (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

          (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

          (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of ,or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

          (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement; and

          (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of the Aggregate Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

     (b) The Seller hereby makes the representations and warranties contained in
Schedule I and Schedule II hereto with respect to each Mortgage Loan, for the benefit of the Purchaser and the Trustee (for the benefit of the Certificateholders) as of the Closing Date, which representations and warranties are subject to the exceptions set forth on Schedule III.

     (c) If the Seller receives written notice of a Document Defect or a Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement relating to a Mortgage Loan, then the Seller shall, not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), if such Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of actual losses and any Additional Trust Fund Expenses directly resulting therefrom or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period, or (ii) except in the case of the Pecanland Mall Mortgage Loan (for which no substitution is permitted), substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount in connection therewith; provided, however, that, if Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, then unless such Document Defect or Breach would cause the Mortgage Loan not to be a Qualified Mortgage, such Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute for the related Mortgage Loan); and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document Defect (other than with respect to a Mortgage Note, Mortgage, title insurance policy, Ground Lease or any letter of credit) shall be considered to materially and adversely affect the value of the related Mortgage Loan or the interests of the Certificateholders therein unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the related Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the related Mortgage Loan or for any immediate significant servicing obligations. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is an uncured Document Defect, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document Defect remains uncured and as to the actions being taken to pursue cure. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in paragraph 12 of Schedule I hereof in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect with respect to any Mortgage Loan if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

     (d) If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loan(s) in the related Crossed Group as provided in the immediately preceding paragraph unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution or repurchase, as applicable, of Mortgage Loans set forth herein or in the Pooling and Servicing Agreement. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Document Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld). To the extent that the Seller is required to purchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Purchaser continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including, with respect to the Purchaser, the Primary Collateral securing the Crossed Loans still held by the Purchaser, so long as such exercise does not materially impair the ability of the other party to exercise its remedies against its Primary Collateral.

     If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

     (e) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price or Substitution Shortfall Amount(s), as applicable, in the Certificate Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer, respectively, if applicable, (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loans.

     (f) Without limiting the remedies of the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders pursuant to this Agreement, it is acknowledged that the representations and warranties are being made for risk allocation purposes. This Section 3 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to this
Section 3.

     SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

     (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

     (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (i) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (ii) other laws relating to or affecting the rights of creditors generally, or (iii) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     (c) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

     (d) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (i) any term or provision of the Purchaser's articles of association or bylaws, (ii) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (iii) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

     (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of the Aggregate Purchase Price.

     (f) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

     (g) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

     SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Sidley Austin Brown & Wood LLP, New York, New York on the Closing Date.

     The Closing shall be subject to each of the following conditions:

     (a) All of the representations and warranties of the Seller set forth in or made pursuant to Section 3(a) and Section 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

     (b) The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters, the Initial Purchasers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

     (c) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

     (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

     (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date; and

     (f) A letter from the independent accounting firm of Ernst & Young LLP in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus and Prospectus Supplement, respectively.

     Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

     SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

     (a) This Agreement duly executed by the Purchaser and the Seller;

     (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

     (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

     (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that (i) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or the Seller or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans or the Seller, in light of the circumstances under which they were made, not misleading, and (ii) such officer has examined the Specified Portions of the Memorandum and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans or the Seller, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Prospectus Supplement shall consist of Annexes A-1, A-2, A-3 and B thereto, the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with such Annexes A-1, A-2, A-3 and B) and the following sections of the Prospectus Supplement (exclusive of any statements in such sections that purport to summarize the servicing and administration provisions of the Pooling and Servicing Agreement: "Summary of Prospectus Supplement--Relevant Parties-- Mortgage Loan Sellers," "Summary of Prospectus Supplement--The Underlying Mortgage Loans and the Mortgaged Real Properties," "Risk Factors--Risks Related to the Underlying Mortgage Loans," and "Description of the Mortgage Pool." The "Specified Portions" of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement and "Summary of the Offering Memorandum--Relevant Parties--Mortgage Loan Sellers".

     (e) The certificate of incorporation and by-laws of the Seller, and a certificate of good standing of the Seller issued by the State of New York not earlier than sixty (60) days prior to the Closing Date;

     (f) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters , the Initial Purchasers and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

     (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

     SECTION 7. Indemnification.

     (a) The Seller shall indemnify and hold harmless the Purchaser, the Underwriters, the Initial Purchasers, their respective officers and directors, and each person, if any, who controls the Purchaser or any Underwriter or Initial Purchaser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, expenses (including the reasonable fees and expenses of legal counsel), claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Preliminary Prospectus Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment of or supplement to any of the foregoing, (B) any items similar to Computational Materials or ABS Term Sheets forwarded by the Seller to the Initial Purchasers, or in any revision or amendment of or supplement to any of the foregoing or (C) the summaries, reports, documents and other written and computer materials and all other information regarding the Mortgage Loans or the Seller furnished by the Seller for review by prospective investors (the items in (A), (B) and (C) above being defined as the "Disclosure Material"), or (ii) arise out of or are based upon the omission or alleged omission to state in the Disclosure Material (in the case of Computational Materials and ABS Term Sheets, when read in conjunction with the Prospectus Supplement, in the case of items similar to Computational Materials and ABS Term Sheets, when read in conjunction with the Memorandum, and in the case of any summaries, reports, documents, written or computer materials, or other information contemplated in clause (C) above, when read in conjunction with the Memorandum) a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but, with respect to the Disclosure Material described in clauses (A) and (B) of the definition thereof, only if and to the extent that (1) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties contained in the Data File (it being herein acknowledged that the Data File was and will be used to prepare the Prospectus Supplement and the Preliminary Prospectus Supplement, including without limitation Annexes A-1, A-2, A-3 and B thereto, the Memorandum, the Diskette, any Computational Materials and ABS Term Sheets with respect to the Registered Certificates and any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates), (2) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact occurring in, or with respect to, such Disclosure Material, is with respect to, or arises out of or is based upon an untrue statement or omission of a material fact with respect to, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Seller set forth in the Specified Portions (which shall include all statements in the sections constituting the Specified Portions that purport to summarize the terms of any intercreditor, co-lender or similar agreement relating to a Mortgage Loan, including, without limitation, those terms thereof that address servicing and administration) of each of the Prospectus Supplement, the Preliminary Prospectus Supplement and the Memorandum, (3) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 3 of this Agreement or (4) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon any other written information concerning the characteristics of the Mortgage Loans, the related Mortgagors or the related Mortgaged Properties furnished to the Purchaser, the Underwriters and/or the Initial Purchasers by the Seller; provided that the indemnification provided by this Section 7 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in the Data File or Annexes A-1, A-2, A-3 and B to the Prospectus Supplement or the Preliminary Prospectus Supplement to the extent such information was not materially incorrect in the Data File or such Annexes A-1, A-2, A-3 and B, as applicable, including without limitation the aggregation of such information with comparable information relating to the Other Mortgage Loans. Notwithstanding the foregoing, the indemnification provided in this Section 7(a) shall not inure to the benefit of any Underwriter or Initial Purchaser (or to the benefit of any person controlling such Underwriter or Initial Purchaser) from whom the person asserting claims giving rise to any such losses, claims, damages, expenses or liabilities purchased Certificates if (x) the subject untrue statement or omission or alleged untrue statement or omission made in any Disclosure Material (exclusive of the Prospectus or any corrected or amended Prospectus or the Memorandum or any corrected or amended Memorandum) is eliminated or remedied in the Prospectus or the Memorandum (in either case, as corrected or amended, if applicable), as applicable, and (y) a copy of the Prospectus or Memorandum (in either case, as corrected or amended, if applicable), as applicable, shall not have been sent to such person at or prior to the written confirmation of the sale of such Certificates to such person, and
(z) in the case of a corrected or amended Prospectus or Memorandum, such Underwriter or Initial Purchaser received written notice of such correction or amendment prior to the written confirmation of such sale. The Seller shall, subject to clause (c) below, reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity will be in addition to any liability which the Seller may otherwise have.

     (b) For purposes of this Agreement, "Registration Statement" shall mean such registration statement No. 333-108125 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Base Prospectus" shall mean the prospectus dated May 24, 2004, as supplemented by the prospectus supplement dated June 8, 2004 (the "Prospectus Supplement" and, together with the Base Prospectus, the "Prospectus") relating to the Registered Certificates, including all annexes thereto; "Preliminary Prospectus Supplement" shall mean the prospectus supplement dated May 24, 2004 relating to the Registered Certificates, including all annexes thereto; "Memorandum" shall mean the private placement memorandum dated June 8, 2004, relating to the Non-Registered Certificates, including all exhibits thereto; "Registered Certificates" shall mean the Class A-1, Class A-2,

Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder Letters, the "No-Action Letters"); "Diskette" shall mean the diskette or compact disc attached to each of the Prospectus and the Memorandum; and "Data File" shall mean the compilation of information and data regarding the Mortgage Loans covered by the Agreed Upon Procedures Letters dated May 24, 2004 and June 8, 2004 and rendered by Ernst & Young LLP, as the case may be (a "hard copy" of which Data File was initialed on behalf of the Seller and the Purchaser).

     (c) As promptly as reasonably practicable after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under this Section 7 (except to the extent that such omission has prejudiced the indemnifying party in any material respect) or from any liability which it may have otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser and the Underwriters or the Initial Purchasers, as the case may be, representing all the indemnified parties under this Section 7 who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii). Unless it shall assume the defense of any proceeding, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel or any other expenses for which the indemnifying party is obligated under this subsection, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceedings with the consent of the indemnified party or, if such settlement provides for an unconditional release of the indemnified party in connection with all matters relating to the proceedings that have been asserted against the indemnified party in such proceeding by the other parties to such settlement, which release does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party without the consent of the indemnified party.

     (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations, taking into account the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission or failure to comply, and any other equitable considerations appropriate under the circumstances. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties; provided that no Underwriter or Initial Purchaser shall be obligated to contribute more than its share of underwriting discounts and commissions and other fees pertaining to the Certificates less any damages otherwise paid by such Underwriter or Initial Purchaser with respect to such loss, liability, claim, damage or expense. It is hereby acknowledged that the respective Underwriters' and Initial Purchasers' obligations under this Section 7 shall be several and not joint. For purposes of this Section, each person, if any, who controls an Underwriter or an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and such Underwriter's or Initial Purchaser's officers and directors, shall have the same rights to contribution as such Underwriter or Initial Purchaser, as the case may be, and each director of the

Seller and each person, if any who controls the Seller within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Seller.

     (e) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (f) The indemnity and contribution agreements contained in this Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, the Initial Purchasers, any of their respective directors or officers, or any person controlling the Purchaser, the Underwriters or the Initial Purchasers, and (iii) acceptance of and payment for any of the Certificates.

     (g) Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters, the Initial Purchasers and their directors, officers and controlling parties shall be third-party beneficiaries of the provisions of this Section 7.

     SECTION 8. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the CGMRC Mortgage Loan Balance represents as of the Cut-off Date Pool Balance): (i) the costs and expenses of printing and delivering the Pooling and Servicing Agreement and the Certificates; (ii) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus and Memorandum relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iv) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, the Memorandum and any related Computational Materials or ABS Term Sheets, including in respect of the cost of obtaining any "comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey; (viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Underwriters and the Initial Purchasers; provided, however, Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof with respect to such Seller's Mortgage Loans. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

     SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

     SECTION 10. Covenants of Purchaser. The Purchaser shall provide the Seller with all forms of Disclosure Materials (including the final form of the Memorandum and the preliminary and final forms of the Prospectus Supplement) promptly upon any such document becoming available.

     SECTION 11. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

     SECTION 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

     SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

     SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

     SECTION 15. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

     SECTION 16. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

     SECTION 17. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

     SECTION 18. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters and the Initial Purchasers (as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7. This Agreement is enforceable by the Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

     SECTION 19. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein, Section 2.01(d) thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

     SECTION 20. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

     SECTION 21. Knowledge. Whenever a representation or warranty or other statement in this Agreement is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.


                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       SELLER

                                       CITIGROUP GLOBAL MARKETS REALTY CORP.



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       Address for Notices:
                                         Telecopier No.:
                                         Telephone No.:


                                       PURCHASER

                                       CITIGROUP COMMERCIAL MORTGAGE
                                         SECURITIES INC.



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       Address for Notices:

                                          Telecopier No.:
                                          Telephone No.:

                                   SCHEDULE I

                 GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES

     1. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

     2. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

     3. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest.

     4. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder by the Mortgagee.

     5. Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreement executed in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (a) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (b) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

     6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the

Cut-off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

     7. Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee constitutes the legal, valid and binding first priority assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

     8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions set forth in paragraph
(5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in paragraph (12) below or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to cross-collateralized and cross-defaulted Mortgage Loans, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

     9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the Mortgaged Property owned by a Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

     10. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

     11. To the Seller's actual knowledge as of the Cut-off Date, and to the Seller's actual knowledge based solely upon due diligence customarily performed with the origination of comparable mortgage loans by the Seller, each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan and to the Seller's actual knowledge as of the Cut-off Date there was no proceeding pending for the total or partial condemnation of such Mortgaged Property.

     12. The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan after all advances of principal (as set forth on the Mortgage Loan Schedule) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller, its successors and assigns, subject only to the Title Exceptions; the Seller or its successors or assigns is the named insured of such policy; such policy is assignable without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record; is in full force and effect upon the consummation of the transactions contemplated by this Agreement; all premiums thereon have been paid; no claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required; such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to a public road (except as provided below) or (b) against any loss due to encroachments of any material portion of the improvements thereon.

     13. Except as provided below, as of the date of its origination, all insurance coverage required under each related Mortgage was in full force and effect with respect to each related Mortgaged Property, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, was in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or (ii) the initial principal balance of the Mortgage Loan, and in any event, the amount necessary to prevent operation of any co-insurance provisions, and, except if such Mortgaged Property is operated as a mobile home park, such Mortgaged Property is also covered by business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Mortgaged Property (or in the case of a Mortgaged Property without any elevator, 6 months); and, except as provided below, as of the Cut-off Date, to the actual knowledge of the Seller, all insurance coverage required under each Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, is in full force and effect with respect to each related Mortgaged Property; all premiums due and payable through the Closing Date have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar Mortgage Loan and which are set forth in the related Mortgage, any insurance proceeds in respect of a casualty loss, will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property or (ii) the reduction of the outstanding principal balance of the Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. The Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by prudent institutional lenders.

     The insurance policies contain a standard mortgagee clause naming the Seller, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy and provide that they are not terminable without 30 days prior written notice to the Mortgagee (or, with respect to non-payment, 10 days prior written notice to the Mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage requires that the Mortgagor maintain insurance as described above or permits the Mortgagee to require insurance as described above, and permits the Mortgagee to purchase such insurance at the Mortgagor's expense if Mortgagor fails to do so.

     14. Except as provided below, (a) other than payments due but not yet 30 days or more delinquent, to the Seller's actual knowledge, based upon due diligence customarily performed with the servicing of comparable mortgage loans by prudent institutional lenders, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraphs of this Schedule I or in any paragraph of Schedule II, and (b) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, except for a written waiver contained in the related Mortgage File being delivered to the Purchaser, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

     15. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

     16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

     17. Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage.

     18. Each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (a) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (b) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (i) as of the Testing Date, or (ii) as of the Closing Date. For purposes of the previous sentence, (A) the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (B) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (1) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (2) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. The Mortgage Loan documents with respect to each Defeasance Loan do not allow such Defeasance Loan to be defeased prior to two years after the Startup Day.

     19. One or more environmental site assessments, updates or transaction screens thereof were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s), updates or transaction screens referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition
(REC), as that term is defined in the Standard Practice for Environmental Site
Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials
(ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow greater than 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the borrower has covenanted in the Mortgage Loan documents to perform such work), (ii) the related borrower or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation, (iii) the borrower has provided an environmental insurance policy,
(iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy.

     20. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar law affecting the right of creditors and the application of principles of equity.

     21. At the time of origination and, to the actual knowledge of Seller as of the Cut-off Date, no Mortgagor is a debtor in, and no Mortgaged Property is the subject of, any state or federal bankruptcy or insolvency proceeding.

     22. Each Mortgage Loan is a whole loan and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest.

     23. Subject to certain exceptions, which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, (a) the related Mortgaged Property, or any controlling interest in the related Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers, transfers by devise, descent or operation of law upon the death of a member, general partner or shareholder of the related Borrower and transfers of less than a controlling interest in a mortgagor, issuance of non-controlling new equity interests, transfers among existing members, partners or shareholders in the Mortgagor or an affiliate thereof, transfers among affiliated Mortgagors with respect to Crossed Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan (such as pledges of ownership interest that do not result in a change of control) or a substitution or release of collateral within the parameters of paragraph (26) below), or (b) the related Mortgaged Property is encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

     24. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

     25. Except as provided below, each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

     26. Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage, and, except with respect to Mortgage Loans (a) which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) U.S. Treasury obligations sufficient to pay the Mortgage Loans (or portions thereof) in accordance with their terms, (b) where a release of the portion of the Mortgaged Property was contemplated at origination and such portion was not considered material for purposes of underwriting the Mortgage Loan, (c) where release is conditional upon the satisfaction of certain underwriting and legal requirements and the payment of a release price that represents adequate consideration for such Mortgaged Property or the portion thereof that is being released, or (d) which permit the related Mortgagor to substitute a replacement property in compliance with REMIC Provisions or (e) which permit the release(s) of unimproved out-parcels or other portions of the Mortgaged Property that will not have a material adverse affect on the underwritten value of the security for the Mortgage Loan or that were not allocated to any value in the underwriting during the origination of the Mortgage Loan, the terms of the related Mortgage do not provide for release of any portion of the Mortgaged Property from the lien of the Mortgage except in consideration of payment in full therefor.

     27. Except as provided below, to the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, or based upon other due diligence considered reasonable by prudent commercial conduit mortgage lenders in the area where the applicable Mortgaged Property is located, as of the date of origination of such Mortgage Loan and as of the Cut-off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (a) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (b) would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

     28. To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the

Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

     29. With respect to at least 95% of such Seller's Mortgage Loans (by balance) having a Cut-off Date Balance in excess of 1% of the Initial Pool Balance, the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property or Mortgaged Properties, as applicable, and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other Person.

     30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

     31. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the Mortgaged Property.

     32. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

     33. The Mortgage Loan and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

     34. The related Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

     35. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect.

     36. All escrow deposits and payments required pursuant to the Mortgage Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

     37. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and, as of the Cut-off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations.

     38. The origination (or acquisition, as the case may be), servicing and collection practices used by the Seller with respect to the Mortgage Loan have been in all respects legal and have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

     39. Except for Mortgagors under Mortgage Loans the Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

     40. Except as provided below, the Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor accepts responsibility for fraud and/or other intentional material misrepresentation. Furthermore, except as provided below, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the Mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

     41. Subject to the exceptions set forth in paragraph (5), the Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

     42. With respect to such Mortgage Loan, any prepayment premium constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations
Section 1.860G-1(b)(2).

     43. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (a) no earlier than two years after the Closing Date, and (b) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations
Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including rating agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (i) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term,
(ii) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (iii) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of Counsel.

     44. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

     45. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

     46. Except with respect to the Companion Loan of any Co-Lender Loan, none of the Mortgaged Properties are encumbered, and none of the Mortgage Loan documents permit the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmen's liens that become payable after the after the Cut-off Date of the related Mortgage Loan).

                                   SCHEDULE II

                   GROUND LEASE REPRESENTATIONS AND WARRANTIES

     With respect to each Mortgage Loan secured by a leasehold interest (except with respect to any Mortgage Loan also secured by a fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

          1. Such Ground Lease or a memorandum thereof has been or will be duly recorded no later than 30 days after the Closing Date and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

          2. Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such ground lease is assignable to the mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

          3. Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except termination or cancellation if (a) an event of default occurs under the Ground Lease, (b) notice thereof is provided to the mortgagee and (c) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

          4. To the actual knowledge of the Seller, at the Closing Date, such Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent, (a) there is no material default, and
     (b) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

          5. The ground lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee. The ground lease or ancillary agreement further provides that no notice given is effective against the mortgagee unless a copy has been given to the mortgagee in a manner described in the ground lease or ancillary agreement.

          6. The ground lease (a) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (b) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

          7. A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.

          8. Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the Stated Maturity Date.

          9. Under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan).

          10. The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial lender.

          11. The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                                  SCHEDULE III

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

Representation #8

--------------- --------------------------------- --------------------------------------------------------------------
 Loan Number               Loan Name                                   Description of Exception
--------------- --------------------------------- --------------------------------------------------------------------
                Auburn Mile Shopping Center       With respect to the loan listed to the left, certain
                                                  portions of the related Mortgaged Property leased by
                                                  Olive Garden and Staples, respectively, are subject to
                                                  the rights of the tenants to purchase their respective
                                                  leased property. In the event either tenant exercises
                                                  its purchase option during the term of the loan, such
                                                  tenant is required to pay the purchase proceeds
                                                  directly to the lender, to be held in a reserve account
                                                  as additional collateral for the loan.
--------------- --------------------------------- --------------------------------------------------------------------

Representation #12

--------------- --------------------------------- --------------------------------------------------------------------
 Loan Number               Loan Name                                   Description of Exception
--------------- --------------------------------- --------------------------------------------------------------------
                University Park Apartments        With respect to the loan listed to the left, the title
                                                  policy does not insure against loss due to encroachment
                                                  of forty-one (41) parking spaces onto a public
                                                  right-of-way. The related mortgagor and guarantor are
                                                  fully and personally liable for any and all
                                                  liabilities, costs, losses, damages, expenses or claims
                                                  (including, without limitation, any reduction in the
                                                  value of the Mortgaged Property) suffered or incurred
                                                  by the lender by reason of or in connection with the
                                                  loss of any right to utilize the said parking spaces at
                                                  the Mortgaged Property.
--------------- --------------------------------- --------------------------------------------------------------------
                Christopher Place Apartments      With respect to the loan listed to the left, the title
                                                  policy does not insure against loss due to encroachment
                                                  of twenty-four (24) parking spaces onto a public
                                                  right-of-way. The related mortgagor and guarantor are
                                                  fully and personally liable for any and all
                                                  liabilities, costs, losses, damages, expenses or claims
                                                  (including, without limitation, any reduction in the
                                                  value of the Mortgaged Property) suffered or incurred
                                                  by the lender by reason of or in connection with the
                                                  loss of any right to utilize the said parking spaces at
                                                  the Mortgaged Property.
--------------- --------------------------------- --------------------------------------------------------------------


                                      III-1

--------------- --------------------------------- --------------------------------------------------------------------
                Newport/Granada Apartments        With respect to the loan listed to the left, the title
                                                  policy does not insure against loss due to encroachment
                                                  of seventy-five (75) parking spaces onto a public
                                                  right-of-way. The related mortgagor and guarantor are
                                                  fully and personally liable for any and all
                                                  liabilities, costs, losses, damages, expenses or claims
                                                  (including, without limitation, any reduction in the
                                                  value of the Mortgaged Property) suffered or incurred
                                                  by the lender by reason of or in connection with the
                                                  failure of the Mortgaged Property to have and maintain
                                                  sufficient parking as required by applicable law.
--------------- --------------------------------- --------------------------------------------------------------------
                Casa Linda Apartments             With respect to the loan listed to the left, the binding title commitment does not insure against loss due to encroachment of a three story brick building over a natural gas easement.
--------------- --------------------------------- --------------------------------------------------------------------

Representation #17

--------------- --------------------------------- --------------------------------------------------------------------
 Loan Number
                           Loan Name                                   Description of Exception
--------------- --------------------------------- --------------------------------------------------------------------
                Three Flags Office Center         With respect to the loan listed to the left, there is currently an existing subordinated mortgage secured by the related Mortgaged
                                                  Property, subject to the terms of a subordination and standstill agreement in favor of the lender. The subordinate mortgage secures bond financing under which the bonds secured by the mortgage are owned by a parent of Mortgagor.
--------------- --------------------------------- --------------------------------------------------------------------

Representation #23

--------------- --------------------------------- --------------------------------------------------------------------
                Pecanland                         With respect to the loan listed to the left, transfers of the related
                                                  Mortgaged Property and transfers of interests in the related
                                                  Mortgagor and other affiliates of Mortgagor are permitted to certain specified and other qualified transferees pursuant to the terms and subject to the satisfaction of certain conditions as set forth in the
                                                  Mortgage loan documents.
--------------- --------------------------------- --------------------------------------------------------------------
                Auburn Mile Shopping Center       With respect to the loans listed to the left, the Mortgage loan
                Crossroads Centre                 documents permit a one time sale or transfer of the Mortgaged
                                                  Property, provided that certain conditions set forth in the Mortgage loan documents are satisfied, including, among other things: (i)
                                                  transferee shall deliver to lender an assumption agreement in form and substance acceptable to lender, (ii) lender shall have received a written recommendation from the rating agencies to the effect that such transfer will not result in a re-qualification, reduction or withdrawal of any rating initially assigned, and (iii) the crossed property shall be sold or transferred (and the related crossed loan shall be assumed by) the transferee simultaneously with the transfer of the Mortgaged Property.
--------------- --------------------------------- --------------------------------------------------------------------


                                      III-2


--------------- --------------------------------- --------------------------------------------------------------------
                Chester & Columbus Shopping       With respect to the loan listed to the left, the Mortgage loan
                Center                            documents permit transfers of ownership interests between the tenant-in-common Mortgagors without the lender's consent, provided that certain conditions set forth in the Mortgage loan documents are satisfied, including, among other things: (i) no more than one such transfer shall occur in any sixty (60) day period, (ii) no guarantor shall be released from its obligations under the guaranty and/or the environmental liabilities agreement without lender's prior written consent and (iii) the transferee shall pay a percentage of the assumption fee which is equal to the percentage of ownership interest in the Mortgaged Property acquired pursuant to such transfer.
--------------- --------------------------------- --------------------------------------------------------------------

Representation #26

--------------- --------------------------------- --------------------------------------------------------------------
 Loan Number               Loan Name                                   Description of Exception
--------------- --------------------------------- --------------------------------------------------------------------
                Auburn Mile Shopping Center       With respect to the loan listed to the left, the
                                                  Mortgage loan documents, in connection with the
                                                  exercise of an option to purchase under the related
                                                  lease, permit a partial release of two parcels of the
                                                  related Mortgaged Property leased by such tenant,
                                                  provided that, the purchaser of each release parcel is
                                                  required to pay the option purchase price as set out in
                                                  its respective lease and the funds from such purchase
                                                  will be placed into an option proceeds reserve, which
                                                  funds shall be held in trust as security for the loan.
--------------- --------------------------------- --------------------------------------------------------------------
                ARC Portfolio 10-4                With respect to each of the loans listed to the left, the Mortgage
                ARC Portfolio 10-6                loan documents permit the partial release of up to two (2) individual
                ARC Portfolio 5-1                 properties following the lockout period under the Mortgage loan documents, provided that certain conditions precedent set forth in the Mortgage loan documents are satisfied, including, among other things: (i) the completion of a partial defeasance of a portion of the loan equal to 125% of the allocated loan amount for the property or properties being released, and (ii) the remaining properties must meet certain financial tests, including debt service coverage ratio and loan-to-value ratio tests.
--------------- --------------------------------- --------------------------------------------------------------------
                Crossroads Centre                 With respect to the loan listed to the left, the Mortgage loan documents permit the partial release of an unimproved outlot parcel that was not allocated any value in the underwriting during the origination of the loan, provided that certain conditions precedent set forth in the Mortgage loan documents are satisfied.
--------------- --------------------------------- --------------------------------------------------------------------


                                     III-3

--------------- --------------------------------- --------------------------------------------------------------------
                Pecanland                         With respect to the loan listed to the left, the
                                                  Mortgage loan documents permit a partial release of a
                                                  portion of the related mortgaged property, provided
                                                  that, among other things, (i) the release parcel shall
                                                  be vacant, non-income producing and unimproved (unless
                                                  this requirement is waived by the rating agencies) or
                                                  improved only by surface parking areas, (ii) either (a)
                                                  the related mortgagor shall provide evidence to
                                                  lender's reasonable satisfaction that the land value of
                                                  the release parcel is less than five percent (5%) of
                                                  the total land value of the related mortgaged property,
                                                  or (b) the rating agencies shall have confirmed that
                                                  the release will not result in a downgrade, withdrawal
                                                  or qualification of the then current rating assigned to
                                                  any class of securities by the rating agencies, and (c)
                                                  the related mortgage borrower shall deliver an opinion
                                                  of counsel that would be acceptable to a prudent lender
                                                  acting reasonably, prepared and delivered at the
                                                  related mortgage borrower's reasonable expense, stating
                                                  that any REMIC Trust that has acquired the mortgage
                                                  loan will not fail to maintain its status as a REMIC
                                                  Trust solely as a result of such release.
--------------- --------------------------------- --------------------------------------------------------------------
                Eckerds - Gulfport                With respect to the loans listed to the left, which are
                Eckerds - Baton Rouge             cross-collateralized and cross-defaulted with each other provide for the respective mortgaged properties to be released from the effects of the cross in connection with a defeasance by: (a) delivering a defeasance deposit sufficient for all remaining payments which would have been due under the loan or loans being defeased; (b) meeting certain financial tests including debt-service-coverage ratios and loan-to-value ratio tests; and (c) partially defeasing the other cross-collateralized loan or loans in the amount equal to 125% of the principal balance of the note being defeased, less the current outstanding principal balance of such note as of the defeasance date.
--------------- --------------------------------- --------------------------------------------------------------------
                Walgreens - 4825 West Powell      With respect to the loans listed to the left, which are
                Walgreens - 16200 Northeast       cross-collateralized and cross-defaulted with each other provide for
                Glisan                            the respective mortgaged properties to be released from the effects of the cross in connection with a defeasance by: (a) delivering a defeasance deposit sufficient for all remaining payments which would have been due under the loan or loans being defeased; (b) in the event of a casualty or condemnation where the proceeds or award is applied to the crossed mortgage loan and the crossed mortgage loan is paid off in full as a result; or (c) in connection with an approved transfer and assumption under the Mortgage loan documents of either of the crossed mortgage loans.
--------------- --------------------------------- --------------------------------------------------------------------


                                     III-4

Representation #28
--------------- --------------------------------- --------------------------------------------------------------------
 Loan Number               Loan Name                                   Description of Exception
--------------- --------------------------------- --------------------------------------------------------------------
                University Park Apartments         With respect to the loan listed to the left, the title
                                                   policy does not insure against loss due to encroachment
                                                   of forty-one (41) parking spaces onto a public
                                                   right-of-way. The related mortgagor and guarantor are
                                                   fully and personally liable for any and all
                                                   liabilities, costs, losses, damages, expenses or claims
                                                   (including, without limitation, any reduction in the
                                                   value of the Mortgaged Property) suffered or incurred
                                                   by the lender by reason of or in connection with the
                                                   loss of any right to utilize the said parking spaces at
                                                   the Mortgaged Property.
--------------- --------------------------------- --------------------------------------------------------------------
                Christopher Place Apartments       With respect to the loan listed to the left, the title
                                                   policy does not insure against loss due to encroachment
                                                   of twenty-four (24) parking spaces onto a public
                                                   right-of-way. The related mortgagor and guarantor are
                                                   fully and personally liable for any and all
                                                   liabilities, costs, losses, damages, expenses or claims
                                                   (including, without limitation, any reduction in the
                                                   value of the Mortgaged Property) suffered or incurred
                                                   by the lender by reason of or in connection with the
                                                   loss of any right to utilize the said parking spaces at
                                                   the Mortgaged Property.
--------------- --------------------------------- --------------------------------------------------------------------
                Newport/Granada Apartments         With respect to the loan listed to the left, the title
                                                   policy does not insure against loss due to encroachment
                                                   of seventy-five (75) parking spaces onto a public
                                                   right-of-way. The related mortgagor and guarantor are
                                                   fully and personally liable for any and all
                                                   liabilities, costs, losses, damages, expenses or claims
                                                   (including, without limitation, any reduction in the
                                                   value of the Mortgaged Property) suffered or incurred
                                                   by the lender by reason of or in connection with the
                                                   failure of the Mortgaged Property to have and maintain
                                                   sufficient parking as required by applicable law.
--------------- --------------------------------- --------------------------------------------------------------------

Representation #46

--------------- --------------------------------- --------------------------------------------------------------------
 Loan Number               Loan Name                                   Description of Exception
--------------- --------------------------------- --------------------------------------------------------------------
                Three Flags Office Center         With respect to the loan listed to the left, there is currently an existing subordinated mortgage secured by the related Mortgaged
                                                  Property, subject to the terms of a subordination and standstill agreement in favor of the lender. The subordinate mortgage secures bond financing under which the bonds secured by the mortgage are owned by a parent of Mortgagor.
--------------- --------------------------------- --------------------------------------------------------------------


                                      III-5


Representation #9

--------------- --------------------------------- --------------------------------------------------------------------
 Loan Number               Loan Name                                   Description of Exception
--------------- --------------------------------- --------------------------------------------------------------------
                Foodsco                            With respect to the loan listed to the left, with
                                                   respect to the portion of the Mortgaged Property
                                                   secured by a leasehold interest (parking lot), in the
                                                   event of a condemnation, the condemnation award shall
                                                   be payable to ground landlord to reimburse ground
                                                   landlord for the full value of the land so taken and
                                                   shall not be applied to the restoration of the related
                                                   Mortgaged Property or to the reduction of the
                                                   indebtedness secured by the related Mortgage.
--------------- --------------------------------- --------------------------------------------------------------------


                                      III-6

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE



  CONTROL
   NUMBER             LOAN/PROPERTY NAME                PROPERTY ADDRESS              CITY
------------- ----------------------------------- ------------------------------ ---------------
     1        ARC Portfolio 10-6                  Various                        Various
     1a       Sunshine City                       201 North West 133rd Road      Plantation
     1b       Country Club Mobile Estates         5100 South 1300 East           Salt Lake City
     1c       Windsor Mobile Estates              2800 S. Hampton Park Drive     West Valley
                                                                                 City
     1d       Big Country Estates                 3400 South Greeley Highway     Cheyenne
     1e       Harper Woods MHP                    2200 Harper Street             Lawrence
     1f       The Vineyards                       3268 E Road                    Clifton
     1g       Rockview Heights                    201 Rockview Lane              Arnold
     2        ARC Portfolio 10-4                  Various                        Various
     2a       The Meadows                         14470 E. 13th Avenue           Aurora
     2b       Foxhall Village                     5909 Foxhall Village Road      Raleigh
     2c       New Twin Lakes                      31 Regina Drive                Bloomingburg
     2d       Sundown                             1000 West 450 North Street     Clearfield
     2e       Meadowood                           1900 Northwest Lyman Road      Topeka
     2f       Blue Valley                         730 Allen Road                 Manhattan
     2g       Connie Jean                         5570 Connie Jean Road          Jacksonville
     3        ARC Portfolio 5-1                   Various                        Various
     3a       Countryside Village Jacksonville    10960 Beach Boulevard          Jacksonville
     3b       Parkview Estates                    913 South Grand Avenue         San Jacinto
     3c       Falcon Farms                        2507 214th Street North        Port Byron
     3d       Forest Park                         183 Pitcher Road               Queensbury
     3e       Green Valley Village                2760 South Robertson Road      Casper
     3f       Pleasant Grove                      5000 Hilltop Needmore Road     Fuquay Varina
     3g       Rose Country Estates                3400 North Northeast Loop 323  Tyler
     20       Pecanland Mall                      4700 Milhaven Road             Monroe

     22       Nashua Mall                         10 Coliseum Avenue             Nashua
              Crossroads Center Portfolio
     23       Crossroads Center                   9616-9879 Fremont Pike         Rossford
     24       Auburn Mile Shopping Center         280-720 Brown Road             Auburn Hills
     25       Waterfront Clematis                 1 North Clematis and 101       West Palm
                                                  North Clematis                 Beach
              Walgreens Portfolio
     28       Walgreens - 4285 West Powell,       4285 West Powell Boulevard     Gresham
              Gresham, OR
     29       Walgreens - 16200 Northeast         16200 Northeast Glisan Street  Gresham
              Glisan Gresham, OR
     30       Fred Meyer- Kent                    10201 Southeast 240th Street   Kent

                                                                                MONTHLY
                                                                ALLOCATED         DEBT
  CONTROL                                         CUT-OFF      CUT-OFF DATE     SERVICE
   NUMBER        COUNTY      STATE    ZIP CODE  DATE BALANCE     BALANCE        PAYMENT
-------------  ------------ --------- --------- ------------- --------------- -------------
     1         Various      Various   Various   37,839,209.68                   216,202.17
     1a        Broward         FL      33325                   10,129,805.29
     1b        Salt Lake       UT      84117                    9,930,399.67
     1c        Salt Lake       UT      84119                    7,736,937.90

     1d        Laramie         WY      82007                    4,546,448.04
     1e        Douglas         KS      66046                    2,352,986.27
     1f        Mesa            CO      81520                    1,834,531.67
     1g        Jefferson       MO      63010                    1,308,100.84
     2         Various      Various   Various   34,152,199.83                   195,135.68
     2a        Arapahoe        CO      80011                   11,665,739.38
     2b        Wake            NC      27616                    7,291,087.11
     2c        Sullivan        NY      12721                    7,029,355.78
     2d        Davis           UT      84015                    3,552,068.08
     2e        Shawnee         KS      66608                    3,028,605.41
     2f        Riley           KS      66502                      927,276.72
     2g        Duval           FL      32222                      658,067.35
     3         Various      Various   Various   24,654,245.70                   133,545.10
     3a        Duval           FL      32246                   12,634,586.87
     3b        Riverside       CA      92582                    3,494,672.96
     3c        Rock Island     IL      61275                    3,477,871.65
     3d        Warren          NY      12804                    2,419,388.97
     3e        Natrona         WY      82604                    1,142,489.24
     3f        Wake            NC      27526                      840,065.62
     3g        Smith           TX      75708                      645,170.39
     20        Ouachita        LA      71203    62,322,214.51  62,322,214.51  358,527.18(a)
               Parish
     22        Hillsborough    NH      03063    35,500,000.00  35,500,000.00    215,586.97

     23        Wood            OH      43460    26,960,000.00  26,960,000.00    151,052.29
     24        Oakland         MI      48326    7,740,000.00    7,740,000.00     43,365.90
     25        Palm Beach      FL      33401    32,670,000.00  32,670,000.00    182,840.78


     28        Multnomah       OR      97030    2,577,369.29    2,577,369.29     15,229.91

     29        Multnomah       OR      97030    2,448,003.29    2,448,003.29     14,465.47

     30        King            WA      98031    11,447,416.87  11,447,416.87     69,838.03



  CONTROL
   NUMBER             LOAN/PROPERTY NAME                PROPERTY ADDRESS              CITY
------------- ----------------------------------- ------------------------------ ---------------
     31       Fred Meyer- Grants Pass             1101 Grants Pass Parkway       Grants Pass
              Wildcat Self Storage Portfolio
     32       Wildcat Self Storage - Kettering,   4125 Hempstead Station Drive   Kettering
              OH
     33       Wildcat Self Storage - Norwood, OH  4900 & 4950 Franklin Avenue    Norwood
     34       Wildcat Self Storage - South        2201 Moellering Street         Cincinnati
              Fairmount, OH
     35       Wildcat Self Storage - Deerfield,   5318 Fields Ertel Road         Cincinnati
              OH
     36       Wildcat Self Storage - Forest       2140 Stapleton Court           Forest Park
              Park, OH
     37       Wildcat Self Storage - Huber        7888 Wildcat Road              Huber Heights
              Heights, OH
     38       Wildcat Self Storage - Blue Ash,    8900 Rossash Road              Blue Ash
              OH
     41       Sheraton Suites                     2400 West Loop South           Houston
     42       400 Atlantic Avenue                 400 Atlantic Avenue            Boston
     43       Continental Office Building         1012 14th Street Northwest     Washington

     44       Dupont Medical Building             1234 19th Street Northwest     Washington

     50       Carmel Rancho Shopping Center       26135 and 26200 Carmel         Carmel
                                Rancho Boulevard
     52       Amboy Plaza Shopping Center         6400 Amboy Road                Staten Island
     53       Lakeside Technology Center          5301-5570 West Idlewild        Tampa
                                                  Avenue & 5730 North Hoover
                                                  Boulevard
     54       Airport Executive Towers I & II     1150 Northwest 72nd Avenue     Miami
                                                  and 7270 Northwest 12th
                                                  Street
     55       Norwalk Self Storage                25 New Canaan Avenue           Norwalk
     58       Melville Corporate Center II        330 South Service Road         Melville
              Oklahoma City Aparment Porfolio
     59       Newport Grenada Apartments          3407 Northwest 39th Street     Oklahoma City
     60       Emerald Court Apartments            4746 Northwest 23rd Street     Oklahoma City
     61       Casa Linda Apartments               5400-5620 North Meridian       Oklahoma City
                                                  Avenue
              Edmond Apartment Portfolio
     62       Christopher Place Apartments        101 North Boulevard Street     Edmond
     63       University Park Apartments          300 South Rankin Street        Edmond
     64       909 North Place Apartments          909 North Kennedy Avenue       Edmond
     68       Greentree Plaza                     305-505 South East Everett     Everett
                                                  Mall Way
     71       Lynwood Shopping Center             10821 Long Beach Boulevard     Lynwood
     72       Fallbrook Mercantile                845-855 South Main Avenue      Fallbrook
     73       Lowe's Home Improvement             5400 Fairmont Parkway          Pasadena
     74       1845 North Clybourn Avenue          1845 North Clybourn Avenue     Chicago
     75       Indian Tree Shopping Center         7705-7739 Wadsworth Boulevard  Arvada
     76       Canyon Plaza-Phase I                3421-3433 Broadway             American
                                                                                 Canyon
     77       Foxcroft Apartments                 1010 Foxcroft Lane             Statesville
     78       JetPort Plaza                       443 Western Avenue             South Portland

                                                                                MONTHLY
                                                                ALLOCATED         DEBT
  CONTROL                                         CUT-OFF      CUT-OFF DATE     SERVICE
   NUMBER        COUNTY      STATE    ZIP CODE  DATE BALANCE     BALANCE        PAYMENT
-------------  ------------ --------- --------- ------------- --------------- -------------
     31        Josephine       OR      97526    8,262,048.69    8,262,048.69     50,404.84

     32        Montgomery      OH      45429    4,321,831.77    4,321,831.77     24,101.75

     33        Hamilton        OH      45212    4,046,625.44    4,046,625.44     22,567.00
     34        Hamilton        OH      45214    3,977,078.76    3,977,078.76     22,179.15

     35        Warren          OH      45249    3,477,335.86    3,477,335.86     19,392.22

     36        Hamilton        OH      45240    3,389,905.73    3,389,905.73     18,904.64

     37        Montgomery      OH      45424    2,295,041.70    2,295,041.70     12,798.86

     38        Hamilton        OH      45236    1,889,683.70    1,889,683.70     10,538.28

     41        Harris          TX      77027    20,941,940.52  20,941,940.52    134,278.21
     42        Suffolk         MA      02110    19,161,640.90  19,161,640.90    110,223.16
     43        District        DC      20005    13,629,000.00  13,629,000.00     73,580.46
               of Columbia
     44        District        DC      20036    5,171,000.00    5,171,000.00     27,917.28
               of Columbia
     50        Monterey        CA      93923    15,689,287.51  15,689,287.51     94,327.97

     52        Richmond        NY      10309    14,785,324.91  14,785,324.91     82,093.20
     53        Hillsborough    FL      33634    14,578,323.60  14,578,323.60     80,397.84


     54        Miami-Dade      FL      33126    14,060,183.31  14,060,183.31     81,915.70


     55        Fairfield       CT      06851    12,960,663.16  12,960,663.16     73,405.27
     58        Suffolk         NY      11747    11,964,175.66  11,964,175.66     68,209.99

     59        Oklahoma        OK      73112    2,477,974.62    2,477,974.62     15,693.42
     60        Oklahoma        OK      73127    2,253,610.73    2,253,610.73     14,272.48
     61        Oklahoma        OK      73112    2,193,780.35    2,193,780.35     13,893.57


     62        Oklahoma        OK      73034    2,099,719.87    2,099,719.87     13,331.17
     63        Oklahoma        OK      73034    1,451,437.57    1,451,437.57      9,215.21
     64        Oklahoma        OK      73034      781,314.21      781,314.21      4,960.58
     68        Snohomish       WA      98208    9,810,000.00    9,810,000.00     54,536.32

     71        Los Angeles     CA      90262    8,962,068.31    8,962,068.31     51,383.70
     72        San Diego       CA      92028    8,000,000.00    8,000,000.00     44,922.46
     73        Harris          TX      77505    7,549,580.99    7,549,580.99     42,385.84
     74        Cook            IL      60614    7,500,000.00    7,500,000.00     36,683.33
     75        Jefferson       CO      80003    7,470,431.18    7,470,431.18     44,389.30
     76        Napa            CA      94503    7,214,718.95    7,214,718.95     42,678.20

     77        Iredell         NC      28677    7,100,000.00    7,100,000.00     39,206.46
     78        Cumberland      ME      04106    7,000,000.00    7,000,000.00     41,564.36



  CONTROL
   NUMBER             LOAN/PROPERTY NAME                PROPERTY ADDRESS              CITY
------------- ----------------------------------- ------------------------------ ---------------
     79       Las Palmas Apartments               4200 Las Palmas Circle         Brownsville
     81       104 Windsor Center Drive            104 Windsor Center Drive       East Windsor
     82       Riverside Corners                   5-23 Post Road West            Westport
     83       65-69 East Avenue                   65-69 East Avenue              Norwalk
     84       Glisan Center                       519-535 Northwest 16th Avenue  Portland
     85       Orchards Marketplace                5821, 5831, 5841, 5891 East    Las Vegas
                              Charleston Boulevard
     86       Northbridge Plaza                   5700-5800 Frantz Road          Dublin
     87       Northland Mall                      451 and 415 South Schmale      Carol Stream
                                                  Road
     88       Med-Plex Office Building            5458 Town Center Road          Boca Raton
     89       Atriums at Somerset III             2780 & 2790 Somerset Drive     Lauderdale
                                                                                 Lakes
              Eckerds Portfolio
     90       Eckerd -  Baton Rouge, LA           9608 Jefferson Highway         Baton Rouge

     91       Eckerd - Gulfport, MS               2424 25th Avenue               Gulfport
     92       Satyr Hill Shopping Center          2033 - 2053 East Joppa Road    Baltimore
     93       Barrington Place Apartments         201 Betz Road                  Cheney
     94       Fielder Crossing Condominiums       1727 Westview Terrace          Arlington
     95       17 Christopher Way                  17 Christopher Way             Eatontown
     96       Stop & Shop-Beverly, MA             29-35 Enon Street              Beverly
     97       191 Waukegan Road                   191 Waukegan Road              Northfield
     98       Chester & Columbus Shopping Center  4128 Chester Avenue            Bakersfield
    100       Kent-Kangley Center Shops           13003 Southeast Kent-Kangley   Kent
                                                  Road
    101       120 New Canaan Avenue               120 New Canaan Avenue          Norwalk
    102       Glastonbury Wellness Center         628A Hebron Avenue             Glastonbury
    103       Foodsco Plaza                       3061-3089 East Shields Avenue  Fresno
    104       Long Beach Plaza                    2005 Long Beach Boulevard      Long Beach
    105       2150 Coliseum Drive                 2160 & 2106 Coliseum Drive     Hampton

    106       Harper Crossing                     2116 Morganton Boulevard       Lenoir
                                                  Southwest
    107       Waterford Apartments                3829 Gannon Lane               Dallas
    108       Gappie Plaza                        SWC 35th Street & Martin       Chicago
                                 Luther King Dv.
    109       Three Flags Center                  1360 South Fifth Street        St. Charles
    111       Calumet City Retail                 1351 River Oaks Drive          Calumet City
    112       Value City Furniture Building       2500 Prince William Parkway    Woodbridge

    113       27th and Bridgeport                 2602 Bridgeport Way West       University
                                                                                 Place
    115       The Oaks Mobile Home Park           1500 Richmond Road             Santa Paula

                                                                                MONTHLY
                                                                ALLOCATED         DEBT
  CONTROL                                         CUT-OFF      CUT-OFF DATE     SERVICE
   NUMBER        COUNTY      STATE    ZIP CODE  DATE BALANCE     BALANCE        PAYMENT
-------------  ------------ --------- --------- ------------- --------------- -------------
     79        Cameron         TX      78521    6,800,000.00    6,800,000.00     40,922.76
     81        Mercer          NJ      08520    6,457,024.84    6,457,024.84     38,845.50
     82        Fairfield       CT      06880    4,388,511.92    4,388,511.92     25,430.06
     83        Fairfield       CT      06851    2,063,610.47    2,063,610.47     12,111.90
     84        Multnomah       OR      97209    5,827,495.87    5,827,495.87     35,073.71
     85        Clark           NV      89142    5,825,786.38    5,825,786.38     33,731.32

     86        Franklin        OH      43016    5,660,000.00    5,660,000.00     33,752.83
     87        Du Page         IL      60188    5,611,421.77    5,611,421.77     33,223.54

     88        Palm Beach      FL      33486    5,576,255.76    5,576,255.76     31,866.49
     89        Broward         FL      33311    5,475,004.07    5,475,004.07     31,563.27


     90        East Baton      LA      70809    2,741,861.19    2,741,861.19     18,177.61
               Rouge
     91        Harrison        MS      39501    2,594,975.76    2,594,975.76     17,203.81
     92        Baltimore       MD      21234    5,291,803.16    5,291,803.16     32,583.35
     93        Spokane         WA      99004    5,184,187.41    5,184,187.41     29,203.96
     94        Tarrant         TX      76013    5,100,000.00    5,100,000.00     18,884.17
     95        Monmouth        NJ      07724    4,963,026.16    4,963,026.16     30,041.85
     96        Essex           MA      01915    4,950,296.68    4,950,296.68     42,463.45
     97        Cook            IL      60093    4,844,549.03    4,844,549.03     29,572.55
     98        Kern            CA      93301    4,809,396.77    4,809,396.77     26,345.77
    100        King            WA      98030    4,328,194.37    4,328,194.37     25,219.86

    101        Fairfield       CT      06850    4,325,513.35    4,325,513.35     25,885.00
    102        Hartford        CT      06033    4,091,808.73    4,091,808.73     23,537.24
    103        Fresno          CA      93726    4,088,988.84    4,088,988.84     24,502.55
    104        Los Angeles     CA      90806    4,080,598.93    4,080,598.93     24,111.74
    105        Hampton         VA      23666    3,992,632.88    3,992,632.88     23,904.93
               City
    106        Caldwell        NC      28645    3,982,104.59    3,982,104.59     22,088.15

    107        Dallas          TX      75237    3,500,000.00    3,500,000.00     14,165.28
    108        Cook            IL      60653    3,465,819.23    3,465,819.23     22,529.16

    109        St. Charles     MO      63301    3,272,285.55    3,272,285.55     19,635.28
    111        Cook            IL      60409    2,990,488.39    2,990,488.39     16,547.53
    112        Prince          VA      22192    2,860,042.56    2,860,042.56     18,591.11
               William
    113        Pierce          WA      98466    2,428,475.79    2,428,475.79     14,567.76

    115        Ventura         CA      93060    2,337,510.32    2,337,510.32     13,210.65

                                                     REMAINING TERM TO
  CONTROL                       ORIGINAL TERM TO       MATURITY/ARD        SCHEDULED
   NUMBER     MORTGAGE RATE   MATURITY/ARD (MONTHS)      (MONTHS)        MATURITY DATE
------------- --------------- ---------------------- ------------------- --------------
     1           5.5300%               120                  117             3/1/14
     1a
     1b
     1c
     1d
     1e
     1f
     1g
     2           5.5300%               120                  117             3/1/14
     2a
     2b
     2c
     2d
     2e
     2f
     2g
     3           5.0500%                60                   57             3/1/09
     3a
     3b
     3c
     3d
     3e
     3f
     3g
     20          4.2765%                72                   69             3/1/10
     22          6.1200%               120                  120             6/11/14

     23          5.3800%               120                  119             5/11/14

     24          5.3800%               120                  119             5/11/14

     25          5.3700%               120                  119             5/11/14


     28          5.8200%               120                  115             1/1/14
     29          5.8200%               120                  115             1/1/14
     30          6.1200%               132                  127             1/1/34
     31          6.1200%               132                  127             1/1/34

     32          5.2800%                60                   54             12/1/08
     33          5.2800%                60                   54             12/1/08
     34          5.2800%                60                   54             12/1/08
     35          5.2800%                60                   54             12/1/08

                                   ORIGINAL       REMAINING                      MASTER
  CONTROL       AMORTIZATION     AMORTIZATION   AMORTIZATION                    SERVICING
   NUMBER           TYPE         TERM (MONTHS)  TERM (MONTHS)   GROUND LEASE     FEE RATE
-------------  ----------------  -------------- -------------- ---------------- -----------
     1             Balloon            360            357                        0.04000%
     1a                                                              No
     1b                                                              No
     1c                                                              No
     1d                                                              No
     1e                                                              No
     1f                                                              No
     1g                                                              No
     2             Balloon            360            357                        0.04000%
     2a                                                              No
     2b                                                              No
     2c                                                              No
     2d                                                              No
     2e                                                              No
     2f                                                              No
     2g                                                              No
     3             Balloon            360            357                        0.04000%
     3a                                                              No
     3b                                                              No
     3c                                                              No
     3d                                                              No
     3e                                                              No
     3f                                                              No
     3g                                                              No
     20            Balloon            300            297             No         0.04000%
     22            Balloon            360            360             No         0.04000%

     23            Partial            360            360             No         0.07000%
                 IO/Balloon
     24            Partial            360            360             No         0.07000%
                 IO/Balloon
     25            Partial            360            360             No         0.04000%
                 IO/Balloon

     28            Balloon            360            355             No         0.10000%
     29            Balloon            360            355             No         0.10000%
     30              ARD              360            355             No         0.10000%
     31              ARD              360            355             No         0.10000%

     32            Balloon            360            354             No         0.04000%
     33            Balloon            360            354             No         0.04000%
     34            Balloon            360            354             No         0.04000%
     35            Balloon            360            354             No         0.04000%

                                                     REMAINING TERM TO
  CONTROL                       ORIGINAL TERM TO       MATURITY/ARD        SCHEDULED
   NUMBER     MORTGAGE RATE   MATURITY/ARD (MONTHS)      (MONTHS)        MATURITY DATE
------------- --------------- ---------------------- ------------------- --------------
     36          5.2800%                60                   54             12/1/08
     37          5.2800%                60                   54             12/1/08
     38          5.2800%                60                   54             12/1/08
     41          5.9200%               120                  118             4/11/14
     42          5.6000%               120                  118             4/11/14
     43          5.0500%                84                   77             11/1/10

     44          5.0500%                84                   77             11/1/10

     50          5.9900%               120                  116             2/1/14
     52          5.2900%               144                  143             5/11/16
     53          5.2100%                60                   57             3/1/09
     54          5.6700%               120                  113             11/1/13
     55          5.4500%               120                  117             3/1/14
     58          5.5100%               120                  117             3/11/14

     59          5.7900%               120                  118             4/11/14
     60          5.7900%               120                  118             4/11/14
     61          5.7900%               120                  118             4/11/14

     62          5.7700%               120                  115             1/1/14
     63          5.7700%               120                  115             1/1/14
     64          5.7700%               120                  115             1/1/14
     68          5.3100%               108                  105             3/1/13

     71          5.5500%               120                  116             2/1/14
     72          5.4000%               120                  117             3/1/14

     73          5.2800%               120                  108             6/1/33
     74          5.6800%               108                  105             3/1/13
     75          5.8800%               120                  116             2/1/14
     76          5.8300%               120                  115             1/1/14
     77          5.2500%                60                   56             2/1/09

     78          5.9100%               120                  120             6/11/14
     79          5.4400%               120                  111             9/1/13

     81          5.9700%               120                  113             11/1/13
     82          5.6200%               120                  113             11/1/13
     83          5.7300%               120                  112             10/1/13
     84          6.0000%               120                  116             2/1/14
     85          5.6400%               120                  116             2/1/14
     86          5.9500%               120                  120             6/11/14
     87          5.8200%               120                  113             11/1/13

                                   ORIGINAL       REMAINING                      MASTER
  CONTROL       AMORTIZATION     AMORTIZATION   AMORTIZATION                    SERVICING
   NUMBER           TYPE         TERM (MONTHS)  TERM (MONTHS)   GROUND LEASE     FEE RATE
-------------  ----------------  -------------- -------------- ---------------- -----------
     36            Balloon            360            354             No         0.04000%
     37            Balloon            360            354             No         0.04000%
     38            Balloon            360            354             No         0.04000%
     41            Balloon            300            298             No         0.04000%
     42            Balloon            360            358             No         0.04000%
     43            Partial            360            360             No         0.10000%
                 IO/Balloon
     44            Partial            360            360             Yes        0.10000%
                 IO/Balloon
     50            Balloon            360            356             No         0.12000%
     52            Balloon            360            359             No         0.09000%
     53            Balloon            360            357             No         0.09000%
     54            Balloon            360            353             No         0.04000%
     55            Balloon            360            357             No         0.04000%
     58            Balloon            360            357             Yes        0.04000%

     59            Balloon            300            298             No         0.10000%
     60            Balloon            300            298             No         0.10000%
     61            Balloon            300            298             No         0.10000%

     62            Balloon            300            295             No         0.10000%
     63            Balloon            300            295             No         0.10000%
     64            Balloon            300            295             No         0.10000%
     68            Partial            360            360             No         0.10000%
                 IO/Balloon
     71            Balloon            360            356             No         0.10000%
     72            Partial            360            360             No         0.10000%
                 IO/Balloon
     73              ARD              360            348             No         0.04000%
     74         Interest Only    Interest Only  Interest Only        No         0.08000%
     75            Balloon            360            356             No         0.10000%
     76            Balloon            360            355             No         0.04000%
     77            Partial            360            360             No         0.04000%
                 IO/Balloon
     78            Balloon            360            360             No         0.04000%
     79            Partial            309            309             No         0.04000%
                 IO/Balloon
     81            Balloon            360            353             No         0.04000%
     82            Balloon            360            353             No         0.04000%
     83            Balloon            360            352             No         0.04000%
     84            Balloon            360            356             No         0.08000%
     85            Balloon            360            356             No         0.04000%
     86            Balloon            360            360             No         0.04000%
     87            Balloon            360            353             No         0.04000%

                                                     REMAINING TERM TO
  CONTROL                       ORIGINAL TERM TO       MATURITY/ARD        SCHEDULED
   NUMBER     MORTGAGE RATE   MATURITY/ARD (MONTHS)      (MONTHS)        MATURITY DATE
------------- --------------- ---------------------- ------------------- --------------
     88          5.5200%                60                   56             2/1/09
     89          5.6300%               120                  119             5/11/14

     90          6.0800%               108                   93             3/1/12
     91          6.0800%               108                   93             3/1/12
     92          6.2000%               120                  114             12/1/13
     93          5.4100%               108                  106             4/11/13
     94          4.3000%                60                   58             4/11/09
     95          6.0200%               120                  112             10/1/13
     96          6.1000%               180                  177             3/1/19

     97          6.1000%               120                  112             10/1/13
     98          5.1500%               108                  105             3/11/13
    100          5.6900%               108                  103             1/1/13
    101          5.9300%               120                  114             12/1/13
    102          5.6000%               120                  118             4/11/14
    103          5.9700%               144                  141             3/1/16

    104          5.0600%                60                   57             3/11/29
    105          5.9700%               120                  118             4/11/14
    106          5.2500%                84                   80             2/1/11
    107          4.7000%                60                   57             3/11/09
    108          5.9900%               120                  113             11/1/13
    109          6.0000%               108                  107             5/11/13
    111          5.2400%               120                  117             3/11/14
    112          6.0200%               120                  115             1/1/14
    113          5.9800%               120                  117             3/1/14
    115          5.4100%                84                   79             1/1/11

                                   ORIGINAL       REMAINING                      MASTER
  CONTROL       AMORTIZATION     AMORTIZATION   AMORTIZATION                    SERVICING
   NUMBER           TYPE         TERM (MONTHS)  TERM (MONTHS)   GROUND LEASE     FEE RATE
-------------  ----------------  -------------- -------------- ---------------- -----------
     88            Balloon            360            356             No         0.04000%
     89            Balloon            360            359             No         0.08000%

     90            Balloon            300            285             No         0.07000%
     91            Balloon            300            285             No         0.07000%
     92            Balloon            360            354             No         0.04000%
     93            Balloon            360            358             No         0.08000%
     94         Interest Only    Interest Only  Interest Only        No         0.04000%
     95            Balloon            360            352             No         0.04000%
     96             Fully             180            177             No         0.04000%
                 Amortizing
     97            Balloon            360            352             No         0.04000%
     98            Balloon            360            357             No         0.04000%
    100            Balloon            360            355             No         0.10000%
    101            Balloon            360            354             No         0.04000%
    102            Balloon            360            358             No         0.04000%
    103            Balloon            360            357           Partial      0.10000%
                                                                  Leasehold
    104              ARD              300            297             No         0.04000%
    105            Balloon            360            358             No         0.04000%
    106            Balloon            360            356             No         0.07000%
    107         Interest Only    Interest Only  Interest Only        No         0.04000%
    108            Balloon            300            293             No         0.04000%
    109            Balloon            360            359             No         0.04000%
    111            Balloon            360            357             No         0.04000%
    112            Balloon            300            295             No         0.04000%
    113            Balloon            360            357             No         0.07000%
    115            Balloon            360            355             No         0.04000%





  CONTROL      ARD       ANTICIPATED                                                  MORTGAGE
   NUMBER      LOAN    REPAYMENT DATE       ADDITIONAL INTEREST RATE AFTER ARD      LOAN SELLER
------------- ------- ------------------ ------------------------------------------ -------------
     1          No                                                                      CGM
     1a
     1b
     1c
     1d
     1e
     1f
     1g
     2          No                                                                      CGM
     2a
     2b
     2c
     2d
     2e
     2f
     2g
     3          No                                                                      CGM
     3a
     3b
     3c
     3d
     3e
     3f
     3g
     20         No                                                                      CGM
     22         No                                                                      CGM

     23         No                                                                      CGM
     24         No                                                                      CGM
     25         No                                                                      CGM

     28         No                                                                      CGM
     29         No                                                                      CGM
     30        Yes         1/1/15                         8.1200%                       CGM
     31        Yes         1/1/15                         8.1200%                       CGM

     32         No                                                                      CGM
     33         No                                                                      CGM




                                CROSS
                           COLLATERALIZED/
                                CROSS                     SECURED BY        INTEREST
                ENVIRON-      DEFAULTED     DEFEASANCE     LETTER OF        RESERVE
  CONTROL        MENTAL    (MORTGAGE LOAN      LOAN?        CREDIT       MORTGAGE LOAN?
   NUMBER        POLICY        GROUP)        (YES/NO)      (YES/NO)         (YES/NO)
-------------  ----------- ---------------- ------------ -------------- -----------------
     1                           No             Yes           No           Actual/360
     1a            No
     1b            No
     1c            No
     1d            No
     1e            No
     1f            No
     1g            No
     2                           No             Yes           No           Actual/360
     2a            No
     2b            No
     2c            No
     2d            No
     2e            No
     2f            No
     2g            No
     3                           No             Yes           No           Actual/360
     3a            No
     3b            No
     3c            No
     3d            No
     3e            No
     3f            No
     3g            No
     20            No            No             Yes           No           Actual/360
     22            No            No             Yes           No             30/360
                              Yes (C2)
     23            No         Yes (C2)          Yes           No           Actual/360
     24            No         Yes (C2)          Yes           No           Actual/360
     25            No            No             Yes           No           Actual/360
                              Yes (C6)
     28            No         Yes (C6)          Yes           No           Actual/360
     29            No         Yes (C6)          Yes           No           Actual/360
     30            No            No             Yes           No           Actual/360
     31            No            No             Yes           No           Actual/360
                              Yes (C3)
     32            No         Yes (C3)          Yes           No           Actual/360
     33        Yes,           Yes (C3)          Yes           No           Actual/360
               Pollution
               legal
               liability
                policy.





  CONTROL      ARD       ANTICIPATED                                                  MORTGAGE
   NUMBER      LOAN    REPAYMENT DATE       ADDITIONAL INTEREST RATE AFTER ARD      LOAN SELLER
------------- ------- ------------------ ------------------------------------------ -------------
     34         No                                                                      CGM
     35         No                                                                      CGM
     36         No                                                                      CGM
     37         No                                                                      CGM
     38         No                                                                      CGM
     41         No                                                                      CGM
     42         No                                                                      CGM
     43         No                                                                      CGM
     44         No                                                                      CGM
     50         No                                                                      CGM
     52         No                                                                      CGM
     53         No                                                                      CGM
     54         No                                                                      CGM
     55         No                                                                      CGM





     58         No                                                                      CGM

     59         No                                                                      CGM
     60         No                                                                      CGM
     61         No                                                                      CGM

     62         No                                                                      CGM
     63         No                                                                      CGM
     64         No                                                                      CGM
     68         No                                                                      CGM
     71         No                                                                      CGM
     72         No                                                                      CGM
     73        Yes         6/1/13                          7.28%                        CGM
     74         No                                                                      CGM












                                CROSS
                           COLLATERALIZED/
                                CROSS                     SECURED BY        INTEREST
                ENVIRON-      DEFAULTED     DEFEASANCE     LETTER OF        RESERVE
  CONTROL        MENTAL    (MORTGAGE LOAN      LOAN?        CREDIT       MORTGAGE LOAN?
   NUMBER        POLICY        GROUP)        (YES/NO)      (YES/NO)         (YES/NO)
-------------  ----------- ---------------- ------------ -------------- -----------------
     34            No         Yes (C3)          Yes           No           Actual/360
     35            No         Yes (C3)          Yes           No           Actual/360
     36            No         Yes (C3)          Yes           No           Actual/360
     37            No         Yes (C3)          Yes           No           Actual/360
     38            No         Yes (C3)          Yes           No           Actual/360
     41            No            No             Yes           No           Actual/360
     42            No            No             Yes           No           Actual/360
     43            No            No             Yes           No           Actual/360
     44            No            No             Yes           No           Actual/360
     50            No            No             Yes           No           Actual/360
     52            No            No             Yes           No           Actual/360
     53            No            No             Yes           No           Actual/360
     54            No            No             Yes           No           Actual/360
     55        Yes,              No             Yes           No           Actual/360
               Pollution
               Legal
               Liability
               Select
                Policy.
     58            No            No             Yes           No           Actual/360
                              Yes (C4)
     59            No         Yes (C4)          Yes           No           Actual/360
     60            No         Yes (C4)          Yes           No           Actual/360
     61            No         Yes (C4)          Yes           No           Actual/360
                              Yes (C7)
     62            No         Yes (C7)          Yes           No           Actual/360
     63            No         Yes (C7)          Yes           No           Actual/360
     64            No         Yes (C7)          Yes           No           Actual/360
     68            No            No             Yes           No           Actual/360
     71            No            No             Yes           No           Actual/360
     72            No            No             Yes           No           Actual/360
     73            No            No             Yes           No           Actual/360
     74            No            No             Yes       "Yes, 1) TI
                                                          allowances
                                                         LOC in total
                                                           amount of
                                                           $594,505:
                                                              (a)
                                                          $78,750.00
                                                             (Pure
                                                         Beauty); (b)
                                                          $33,280.00
                                                           (James &





  CONTROL      ARD       ANTICIPATED                                                  MORTGAGE
   NUMBER      LOAN    REPAYMENT DATE       ADDITIONAL INTEREST RATE AFTER ARD      LOAN SELLER
------------- ------- ------------------ ------------------------------------------ -------------

























     75         No                                                                      CGM
     76         No                                                                      CGM
     77         No                                                                      CGM
     78         No                                                                      CGM
     79         No                                                                      CGM
     81         No                                                                      CGM
     82         No                                                                      CGM
     83         No                                                                      CGM
     84         No                                                                      CGM
     85         No                                                                      CGM
     86         No                                                                      CGM
     87         No                                                                      CGM
     88         No                                                                      CGM
     89         No                                                                      CGM

     90         No                                                                      CGM
     91         No                                                                      CGM
     92         No                                                                      CGM
     93         No                                                                      CGM
     94         No                                                                      CGM
     95         No                                                                      CGM



                                CROSS
                           COLLATERALIZED/
                                CROSS                     SECURED BY        INTEREST
                ENVIRON-      DEFAULTED     DEFEASANCE     LETTER OF        RESERVE
  CONTROL        MENTAL    (MORTGAGE LOAN      LOAN?        CREDIT       MORTGAGE LOAN?
   NUMBER        POLICY        GROUP)        (YES/NO)      (YES/NO)         (YES/NO)
-------------  ----------- ---------------- ------------ -------------- -----------------
                                                          Sons); (c)
                                                          $303,600.00
                                                             (Ann
                                                         Taylor); (d)
                                                          $112,875.00
                                                          (Joseph A.
                                                          Bank); and
                                                              (f)
                                                          $66,000.00
                                                          (Gymbore);
                                                           each gets
                                                           released
                                                             upon
                                                          submission
                                                         to Lender of
                                                             clean
                                                          estoppels.
                                                          2) $81,419
                                                            LOC for
                                                            Chico's
                                                             Lease
                                                           Guaranty.
                                                          3) $83,495
                                                            LOC for
                                                          Contractor
                                                           Reserve."
     75            No            No             Yes           No           Actual/360
     76            No            No             Yes           No           Actual/360
     77            No            No             Yes           No           Actual/360
     78            No            No             No            No           Actual/360
     79            No            No             Yes           No           Actual/360
     81            No            No             Yes           No           Actual/360
     82            No            No             Yes           No           Actual/360
     83            No            No             Yes           No           Actual/360
     84            No            No             Yes           No           Actual/360
     85            No            No             Yes           No           Actual/360
     86            No            No             Yes           No           Actual/360
     87            No            No             Yes           No           Actual/360
     88            No            No             Yes           No           Actual/360
     89            No            No             Yes           No           Actual/360
                              Yes (C5)
     90            No         Yes (C5)          Yes           No           Actual/360
     91            No         Yes (C5)          Yes           No           Actual/360
     92            No            No             Yes           No           Actual/360
     93            No            No             Yes           No           Actual/360
     94            No            No             Yes           No           Actual/360
     95            No            No             Yes          Yes,          Actual/360
                                                         $314,000 LOC for





  CONTROL      ARD       ANTICIPATED                                                  MORTGAGE
   NUMBER      LOAN    REPAYMENT DATE       ADDITIONAL INTEREST RATE AFTER ARD      LOAN SELLER
------------- ------- ------------------ ------------------------------------------ -------------


     96         No                                                                      CGM
     97         No                                                                      CGM
     98         No                                                                      CGM
    100         No                                                                      CGM
    101         No                                                                      CGM
    102         No                                                                      CGM
    103         No                                                                      CGM
    104        Yes         3/11/09                        10.06%                        CGM
    105         No                                                                      CGM
    106         No                                                                      CGM
    107         No                                                                      CGM
    108         No                                                                      CGM



    109         No                                                                      CGM
    111         No                                                                      CGM
    112         No                                                                      CGM
    113         No                                                                      CGM
    115         No                                                                      CGM

                                CROSS
                           COLLATERALIZED/
                                CROSS                     SECURED BY        INTEREST
                ENVIRON-      DEFAULTED     DEFEASANCE     LETTER OF        RESERVE
  CONTROL        MENTAL    (MORTGAGE LOAN      LOAN?        CREDIT       MORTGAGE LOAN?
   NUMBER        POLICY        GROUP)        (YES/NO)      (YES/NO)         (YES/NO)
-------------  ----------- ---------------- ------------ -------------- -----------------
                                                           Northrop
                                                            reserve
     96            No            No             Yes           No           Actual/360
     97            No            No             Yes           No           Actual/360
     98            No            No             Yes           No           Actual/360
    100            No            No             Yes           No           Actual/360
    101            No            No             Yes           No           Actual/360
    102            No            No             Yes           No           Actual/360
    103            No            No             Yes           No           Actual/360
    104            No            No             Yes           No           Actual/360
    105            No            No             Yes           No           Actual/360
    106            No            No             Yes           No           Actual/360
    107            No            No             Yes           No           Actual/360
    108           Yes,           No             Yes           No           Actual/360
                Secured
                Creditor
                 Policy.
    109            No            No             Yes           No           Actual/360
    111            No            No             Yes           No           Actual/360
    112            No            No             Yes           No           Actual/360
    113            No            No             Yes           No           Actual/360
    115            No            No             Yes           No           Actual/360

                                           DEFERRED
                                         MAINTENANCE                         ESCROWED
                                            ESCROW       ENVIRONMENTAL      REPLACEMENT
  CONTROL                                  CURRENT       ESCROW CURRENT      RESERVES
  NUMBER          TYPE OF LOCKBOX          BALANCE          BALANCE       INITIAL DEPOSIT
------------ -------------------------- --------------- ----------------- ----------------
     1       In-Place Soft, Springing          201,175             6,250            6,317
                       Hard
    1a                                          19,650                 0
    1b                                           9,313                 0
    1c                                          89,463                 0
    1d                                          77,125                 0
    1e                                           1,875                 0
    1f                                           3,750                 0
    1g                                               0             6,250
     2       In-Place Soft, Springing          108,294            18,750            6,396
                       Hard
    2a                                           8,750                 0
    2b                                          55,500                 0
    2c                                           5,625            12,500
    2d                                           6,500                 0
    2e                                          24,419                 0
    2f                                               0                 0
    2g                                           7,500             6,250
     3       In-Place Soft, Springing          658,416               313            6,350
                       Hard
    3a                                         249,066                 0
    3b                                           2,350                 0
    3c                                         373,500                 0
    3d                                               0               313
    3e                                               0                 0
    3f                                           2,000                 0
    3g                                          31,500                 0
    20            Springing Hard                     0                 0                0
    22                 None                          0                 0                0

    23                 None                          0                 0                0
    24                 None                          0                 0                0
    25            Springing Hard                59,750                 0                0

    28                 None                          0                 0                0
    29                 None                          0                 0                0
    30            Springing Hard                     0                 0                0
    31            Springing Hard                     0                 0                0

    32            Springing Hard                 3,919                 0                0
    33            Springing Hard                14,419                 0                0
    34            Springing Hard                56,549                 0                0
    35            Springing Hard                30,781                 0                0
    36            Springing Hard                39,325                 0                0


                                ESCROWED
                ESCROWED         TI/LC
                 ANNUAL         RESERVES      ESCROWED
  CONTROL      REPLACEMENT      INITIAL     ANNUAL TI/LC      GRACE      PROPERTY    PROPERTY SIZE
  NUMBER        RESERVES        DEPOSIT       RESERVES       PERIOD        SIZE        UNIT TYPE
------------ ---------------- ------------- -------------- ------------ ------------ ---------------
     1                75,800           NAP            NAP            0        1,516

    1a                                                                          350       Pads
    1b                                                                          323       Pads
    1c                                                                          249       Pads
    1d                                                                          251       Pads
    1e                                                                          142       Pads
    1f                                                                           98       Pads
    1g                                                                          103       Pads
     2                76,750           NAP            NAP            0        1,535

    2a                                                                          303       Pads
    2b                                                                          315       Pads
    2c                                                                          257       Pads
    2d                                                                          200       Pads
    2e                                                                          250       Pads
    2f                                                                          148       Pads
    2g                                                                           62       Pads
     3                76,200           NAP            NAP            0        1,524

    3a                                                                          643       Pads
    3b                                                                          200       Pads
    3c                                                                          215       Pads
    3d                                                                          183       Pads
    3e                                                                          106       Pads
    3f                                                                           72       Pads
    3g                                                                          105       Pads
    20                     0             0              0            2      349,133        SF
    22                21,764             0         70,000            0      318,829        SF

    23                     0             0              0            0      238,145        SF
    24                     0             0              0            0       87,222        SF
    25                     0             0              0            0      147,980        SF

    28                 2,077                            0            5       13,905        SF
    29                 2,070                            0            5       13,905        SF
    30                     0                            0            5      167,146        SF
    31                     0                            0            5      166,740        SF
                                                                            632,892
    32                 8,973                          NAP            5       89,825        SF
    33                10,673                          NAP            5      106,725        SF
    34                 9,480                          NAP            5       95,027        SF
    35                 9,233                          NAP            5       92,325        SF
    36                10,659                          NAP            5      106,590        SF

                                           DEFERRED
                                         MAINTENANCE                         ESCROWED
                                            ESCROW       ENVIRONMENTAL      REPLACEMENT
  CONTROL                                  CURRENT       ESCROW CURRENT      RESERVES
  NUMBER          TYPE OF LOCKBOX          BALANCE          BALANCE       INITIAL DEPOSIT
------------ -------------------------- --------------- ----------------- ----------------
    37            Springing Hard                69,012                 0                0
    38            Springing Hard                43,906                 0                0
    41             In-Place Hard                     0                 0           29,667

    42            Springing Hard               425,680                 0                0
    43                 None                          0            50,087                0
    44                 None                          0               563                0
    50                 None                          0                 0                0
    52            Springing Hard                     0                 0                0
    53             In-Place Hard                20,000                 0                0
    54                 None                     23,321            51,235                0
    55                 None                        940                 0                0
    58                 None                          0                 0                0

    59                 None                          0                 0                0
    60                 None                      7,938                 0                0
    61                 None                      3,575                 0                0

    62                 None                      3,750                 0                0
    63                 None                      3,625                 0                0
    64                 None                      5,000                 0                0
    68                 None                          0                 0                0
    71                 None                          0                 0                0
    72            Springing Hard                     0                 0                0
    73            Springing Hard                     0                 0                0
    74                 None                          0                 0                0
    75                 None                    350,000                 0                0
    76                 None                          0                 0                0
    77             In-Place Soft               708,451                 0                0
    78                 None                          0                 0                0
    79                 None                          2                 0                0
    81            Springing Hard                 5,849                 0                0
    82                 None                         11                 0                0
    83                 None                          0                 0                0
    84                 None                          0               500                0
    85                 None                          0                 0                0
    86                 None                     21,313                 0                0
    87            Springing Hard               401,728           150,625                0
    88                 None                      5,020                 0                0
    89                 None                     22,750                 0                0

    90             In-Place Hard                     0                 0                0
    91             In-Place Hard                     0                 0                0

                                ESCROWED
                ESCROWED         TI/LC
                 ANNUAL         RESERVES      ESCROWED
  CONTROL      REPLACEMENT      INITIAL     ANNUAL TI/LC      GRACE      PROPERTY    PROPERTY SIZE
  NUMBER        RESERVES        DEPOSIT       RESERVES       PERIOD        SIZE        UNIT TYPE
------------ ---------------- ------------- -------------- ------------ ------------ ---------------
    37                 7,255                          NAP            5       72,550        SF
    38                 6,995                          NAP            5       69,850        SF
    41           4% of Gross           NAP            NAP            0          281      Rooms
                     Revenue
    42                     0     1,271,988              0            0       99,749        SF
    43                25,756                       90,231            5       80,488        SF
    44                 7,142                       32,464            5       32,464        SF
    50                     0                            0            5      114,897        SF
    52                11,244                            0            0       74,950        SF
    53                44,557                      270,000            5      222,783        SF
    54                32,214             0        160,892            5      161,069        SF
    55                 9,770                            0            5       97,695        SF
    58                17,479             0        145,536            0       87,808        SF

    59                37,200           NAP            NAP            0          124      Units
    60                33,000           NAP            NAP            0          111      Units
    61                29,700           NAP            NAP            0           99      Units

    62                23,406           NAP            NAP            5           78      Units
    63                18,000           NAP            NAP            5           60      Units
    64                11,100           NAP            NAP            5           37      Units
    68                11,718                            0            5       78,123        SF
    71                 7,523                            0            5       75,232        SF
    72                10,561             0         35,640            5       70,044        SF
    73                16,470             0         54,900            5      135,844        SF
    74                 3,755       594,505         42,314            5       25,033        SF
    75                17,108             0         82,600            5      114,053        SF
    76                 9,258                       50,317            5       46,688        SF
    77                56,500           NAP            NAP            5          226      Units
    78                17,969                       39,447            0       98,882        SF
    79                28,800           NAP            NAP            5          144      Units
    81                13,196                       65,980            5       65,980        SF
    82                 5,304             0          5,568            5       18,543        SF
    83                 3,948             0         24,504            5       21,586        SF
    84                 5,156             0         17,186            5       33,781        SF
    85                     0             0              0            5       34,599        SF
    86                 9,290                       23,220            0       46,451        SF
    87                     0                            0            5      108,110        SF
    88                18,359             0         43,712            5       43,742        SF
    89                36,000           NAP            NAP            0          144      Units

    90                 1,636             0          5,454            5       10,908        SF
    91                 1,636             0          5,454            5       10,908        SF

                                           DEFERRED
                                         MAINTENANCE                         ESCROWED
                                            ESCROW       ENVIRONMENTAL      REPLACEMENT
  CONTROL                                  CURRENT       ESCROW CURRENT      RESERVES
  NUMBER          TYPE OF LOCKBOX          BALANCE          BALANCE       INITIAL DEPOSIT
------------ -------------------------- --------------- ----------------- ----------------
    92                 None                          0                 0                0
    93                 None                          0                 0                0
    94                 None                      5,315                 0                0
    95                 None                          0                 0                0
    96             In-Place Hard                38,955                 0           81,080
    97                 None                          0                 0                0
    98                 None                     16,916                 0                0
    100                None                          0                 0                0
    101                None                      8,136            85,229                0
    102                None                          0                 0                0
    103                None                          0                 0                0
    104            In-Place Hard                     0                 0                0
    105           Springing Hard                12,936                 0                0
    106            In-Place Hard                11,548                 0                0
    107                None                     28,450                 0                0
    108           Springing Hard                     0                 0                0
    109                None                          0                 0                0
    111                None                          0                 0                0
    112           Springing Hard                     0                 0                0
    113                None                          1                 0                0
    115                None                     29,375                 0              383

                                ESCROWED
                ESCROWED         TI/LC
                 ANNUAL         RESERVES      ESCROWED
  CONTROL      REPLACEMENT      INITIAL     ANNUAL TI/LC      GRACE      PROPERTY    PROPERTY SIZE
  NUMBER        RESERVES        DEPOSIT       RESERVES       PERIOD        SIZE        UNIT TYPE
------------ ---------------- ------------- -------------- ------------ ------------ ---------------
    92                10,626                       53,219            5       53,219        SF
    93                27,000           NAP            NAP            0          108      Units
    94                30,940           NAP            NAP            0          119      Units
    95                 9,003                       67,385            5       45,014        SF
    96                 6,963             0         16,247            5       46,627        SF
    97                12,249             0         60,196            5       61,245        SF
    98                10,460                            0            0       69,736        SF
    100                3,122        60,975              0            5       20,811        SF
    101                5,927             0         18,643            5       24,785        SF
    102                7,518             0              0            0       50,119        SF
    103                1,470                       10,200            5       67,341        SF
    104                2,370                            0            0       15,510        SF
    105               10,501             0         25,722            0       45,605        SF
    106                6,874             0          6,874            5       45,825        SF
    107               51,000           NAP            NAP            0          204      Units
    108                5,520        25,300         13,800            5       20,880        SF
    109               12,228             0         55,116            0       51,118        SF
    111                  892             0          6,687            0        9,014        SF
    112                6,138             0         20,462            5       51,154        SF
    113                2,888             0         14,420            5       19,253        SF
    115                4,600           NAP            NAP            5           92       Pads

PRESENTED BELOW, SEPARATE FROM THE REST OF THE POOLED MORTGAGED LOANS, IS THE PECANLAND MALL NON-POOLED PORTION, WHICH IS ASSOCIATED WITH THE CLASS PM CERTIFICATES AND SECURED BY THE PECANLAND MALL MORTGAGED REAL PROPERTY. THE PECANLAND MALL NON-POOLED PORTION IS NOT INCLUDED IN THE INITIAL NET MORTGAGE POOL BALANCE.



  CONTROL
   NUMBER             LOAN/PROPERTYNAME                 PROPERTY ADDRESS              CITY
------------- ----------------------------------- ------------------------------ ---------------
    20b       Pecanland Mall (non-pooled          4700 Milhaven Road             Monroe
              portion)

                                                                                MONTHLY
                                                  CUT-OFF       ALLOCATED         DEBT
  CONTROL                                        DATE LOAN     CUT-OFF DATE     SERVICE
   NUMBER        COUNTY      STATE    ZIP CODE  BALANCE ($)      BALANCE        PAYMENT
-------------  ------------ --------- --------- ------------- --------------- -------------
    20b        Ouachita        LA      71203    3,322,214.51    3,322,214.51  358,527.18(a)
               Parrish

                                                              REMAINING TERM TO
  CONTROL                           ORIGINAL TERM TO             MATURITY/ARD       SCHEDULED
   NUMBER     MORTGAGE RATE       MATURITY/ARD (MONTHS)            (MONTHS)       MATURITY DATE
------------- --------------- ------------------------------- ------------------- --------------
    20b          4.2346%                    54                        51            03/01/10

Footnotes:

(a) Represents mortgage loan balance of pooled portion only. Whole loan original balance is $66,000,000. From the first payment date, principal portion of the debt service payment will be allocated 50/50 to pooled and non-pooled portions until the non-pooled portion is fully paid down.

(b) Represents highest debt service payment based on a 312 month amortization schedule which will start with the February 2008 payment. Monthly debt service is currently based on a 420 month amortization schedule through the January 2008 payment.

(c) Prior to July 2004, monthly debt service payment was $70,294.01, based on a 240 month amortization schedule.